                                                           Exhibit 99.2

                                                 BOSTON PROPERTIES, INC.
                                                 800 BOYLSTON STREET, SUITE 400
                                                 BOSTON, MA 02199
                                                 (NYSE: BXP)

AT THE COMPANY                     AT THE FINANCIAL RELATIONS BOARD
Elaine Quinlan                     Marilynn Meek - General Info. (212) 661-8030
Investor Relations                 Claire Koeneman - Analyst (312) 266-7800
(617) 236-3300                     Judith Sylk-Siegel - Media (212) 661-8030


                        BOSTON PROPERTIES, INC. ANNOUNCES
                           SECOND QUARTER 2000 RESULTS

                         REPORTS FFO PER SHARE OF $0.83

BOSTON, MA, JULY 25, 2000 - Boston Properties, Inc. (NYSE: BXP) today reported results for the second quarter ended June 30, 2000.

Funds from Operations (FFO) for the quarter ended June 30, 2000 were $59.3 million, or $0.87 per share basic and $0.83 per share diluted, compared to FFO of $48.7 million, or $0.74 per share basic and $0.72 per share diluted for the quarter ended June 30, 1999. This represents a 15.3% year to year increase in diluted FFO per share. The weighted average number of basic and diluted shares outstanding totaled 67,991,227 and 82,582,547, respectively, for the quarter ended June 30, 2000 and 65,533,924 and 79,329,377, respectively, for the same quarter last year.

FFO for the six months ended June 30, 2000 were $113.8 million, or $1.67 per share basic and $1.61 per share diluted, compared to FFO of $94.3 million, or $1.46 per share basic and $1.42 per share diluted for the six months ended June 30, 1999. The weighted average number of basic and diluted shares outstanding totaled 67,972,726 and 81,870,560, respectively, for the six months ended June 30, 2000 and 64,539,307 and 77,562,965, respectively, for the same period last year.

Revenues were $217.3 million for the quarter and $427.5 million for the six months ended June 30, 2000, compared to revenues of $191.6 million and $379.3 million for the same periods in 1999. Net income available to common shareholders for the quarter and six months ended June 30, 2000 was $34.9 million and $65.9 million, respectively, compared to $27.2 million and $52.2 million for the same periods in 1999. Net income per share available to common shareholders for the quarter and six months ended June 30, 2000 was $0.51 per share basic and $0.50 per share diluted and $0.97 per share basic and $0.96 per share diluted, respectively, compared to $0.42 per share basic and $0.41 per share diluted and $0.81 per share basic and $0.80 per share diluted for the same periods last year.

                                     -MORE-

The reported results are unaudited and there can be no assurance that the results will not vary from the final information for the quarter ended June 30, 2000. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.

As of June 30, 2000, the Company's portfolio consisted of 142 properties comprising more than 36.3 million square feet, including thirteen properties under development totaling 3.8 million square feet. The overall occupancy rate for the properties in service as of June 30, 2000 was 98.5%.

Additional highlights of the second quarter include:

- The refinancing of the mortgage loan on Ten Cambridge Center and the Cambridge Center North Garage on April 6, 2000 which consisted of replacing the $40.0 million mortgage loan with a $36.0 million loan and removing the Cambridge Center North Garage as collateral. The new financing bears interest at a rate equal to 8.27% and matures in April 2010.

- The closing of construction financing totaling $32.0 million collateralized by the 2600 Tower Oaks Boulevard development project in Rockville, Maryland on April 13, 2000. Such financing bears interest at a rate equal to LIBOR + 1.90% and matures in October 2002.

- The refinancing of the mortgage loan on Metropolitan Square on April 20, 2000 which consisted of replacing the $104.0 million mortgage loan with a $140.0 million loan. The new financing bears interest at a rate equal to 8.23% and matures in April 2010.

- The closing of construction financing totaling $78.0 million collateralized by the 140 Kendrick Street development project in Needham, Massachusetts on April 24, 2000. Such financing matures in July 2002 and consists of two tranches: $16.4 million bearing interest at a rate of LIBOR + 1.35% and $61.6 million bearing interest at a rate of LIBOR + 1.65%.

- On May 3, 2000, the Board of Directors of the Company declared a second quarter common dividend of $0.53 per share, a 17.8% increase from the previous quarter.

- The acquisition of a 49% interest in Metropolitan Square, a 582,194 square foot Class A office building in Washington, D.C., and a 75% interest in 140 Kendrick Street, a 381,000 square foot build-to-suit development property in Needham, Massachusetts, by the New York State Common Retirement Fund on May 12, 2000 for approximately $46.7 million and the assumption of $88.2 million of debt. These properties were previously 100% owned by Boston Properties.

- Signing of an agreement with Captivate Network, Inc. ("Captivate") in which Captivate will provide a network of video displays in building elevators which will deliver subscriber messaging, commercial advertising, news and other information to at least 26 Class A office buildings comprising more than
     14.4 million square feet. The agreement provides for Boston Properties to participate in any revenues Captivate generates resulting from Boston Properties' buildings and for Boston Properties to receive 605,555 warrants for shares of common stock in Captivate.

Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of Class A office, industrial and hotel properties. The Company is one of the largest owners and developers of Class A office properties in the United States, concentrated in the Northeast Corridor from Virginia to Greater Boston and in Greater San Francisco.

To receive Boston Properties' latest news and corporate developments via fax at no cost, please call 1-800-PRO-INFO; use Company code BXP. Visit the Company's web site at http://www.bostonproperties.com.

This press release contains forward-looking statements within the meaning of the Federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants' financial condition, the uncertainties of real estate development and acquisition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the effects of local economic and market conditions, regulatory changes and other risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission.

                            Financial tables follow.

                            BOSTON PROPERTIES, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS



                                                                     THREE MONTHS ENDED                 SIX MONTHS ENDED
                                                                          JUNE 30,                           JUNE 30,
                                                                   ----------------------             ----------------------
                                                                    2000            1999               2000            1999
                                                                   ------          ------             ------          ------
                                                                     (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Revenue
  Rental:
    Base rent                                                    $177,953        $158,070           $348,290        $309,679
    Recoveries from tenants                                        22,734          17,252             46,070          34,666
    Parking and other                                              12,289          12,087             25,297          23,011
                                                                 --------        --------           --------        --------
      Total rental revenue                                        212,976         187,409            419,657         367,356
  Development and management services                               2,876           3,611              5,739           7,658
  Interest and other                                                1,407             620              2,117           4,266
                                                                 --------        --------           --------        --------
      Total revenue                                               217,259         191,640            427,513         379,280
                                                                 --------        --------           --------        --------

Expenses
  Operating                                                        64,035          60,306            129,212         117,656
  General and administrative                                        8,589           7,352             15,997          13,962
  Interest                                                         56,243          49,219            111,458          99,678
  Depreciation and amortization                                    32,395          29,443             64,626          57,237
                                                                 --------        --------           --------        --------
      Total expenses                                              161,262         146,320            321,293         288,533
                                                                 --------        --------           --------        --------
Income before minority interests and joint venture income          55,997          45,320            106,220          90,747
Minority interests in property partnerships                          (240)           (136)              (436)         (4,294)
Income from unconsolidated joint ventures                             662             229                807             442
                                                                 --------        --------           --------        --------
Income before minority interest in Operating Partnership           56,419          45,410            106,591          86,895
Minority interest in Operating Partnership                        (20,193)        (16,505)           (37,745)        (32,217)
                                                                 --------        --------           --------        --------
Income before gain on sale of real estate                          36,226          28,905             68,846          54,678
Gain on sale of real estate, net                                      297              --                297              --
                                                                 --------        --------           --------        --------
Net income before preferred dividend                               36,523          28,905             69,143          54,678
Preferred dividend                                                 (1,643)         (1,682)            (3,286)         (2,521)
                                                                 --------        --------           --------        --------
Net income available to common shareholders                      $ 34,880        $ 27,223           $ 65,857        $ 52,157
                                                                 ========        ========           ========        ========

Basic earnings per share:
  Net income available to common shareholders                    $   0.51        $   0.42           $   0.97        $   0.81
                                                                 ========        ========           ========        ========
  Weighted average number of common shares outstanding             67,991          65,534             67,973          64,539
                                                                 ========        ========           ========        ========

Diluted earnings per share:
  Net income available to common shareholders                    $   0.50        $   0.41           $   0.96        $   0.80
                                                                 ========        ========           ========        ========
  Weighted average number of common and common
    equivalent shares outstanding                                  69,582          66,337             69,157          65,161
                                                                 ========        ========           ========        ========

                                BOSTON PROPERTIES, INC.
                              CONSOLIDATED BALANCE SHEETS

                                                           JUNE 30              DECEMBER 31,
                                                             2000                   1999
                                                         -----------            ------------
                                                         (UNAUDITED)
                                                         (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                 ASSETS
                 ------

Real estate:                                              $5,701,704               $5,609,424
  Less: accumulated depreciation                            (525,201)                (470,591)
                                                          ----------               ----------
    Total real estate                                      5,176,503                5,138,833

Cash and cash equivalents                                      6,319                   12,035
Escrows                                                       33,025                   40,254
Investments in securities                                     28,283                   14,460
Tenant and other receivables, net                             32,340                   28,362
Accrued rental income, net                                    84,425                   82,228
Deferred charges, net                                         69,599                   53,733
Prepaid expenses and other assets                             39,074                   28,452
Investments in joint ventures                                 69,486                   36,415
                                                          ----------               ----------
    Total assets                                          $5,539,054               $5,434,772
                                                          ==========               ==========

    LIABILITIES AND STOCKHOLDERS' EQUITY
    ------------------------------------
Liabilities:
  Mortgage notes payable                                  $3,157,068               $2,955,584
  Unsecured line of credit                                   238,000                  366,000
  Accounts payable and accrued expenses                       53,922                   66,780
  Dividends and distributions payable                         59,812                   50,114
  Accrued interest payable                                     6,127                    8,486
  Other liabilities                                           52,497                   48,282
                                                          ----------               ----------
    Total liabilities                                      3,567,426                3,495,246
                                                          ----------               ----------

Commitments and contingencies                                     --                       --
                                                          ----------               ----------
Minority interests                                           797,451                  781,692
                                                          ----------               ----------
Series A Convertible Redeemable Preferred Stock,
  liquidation preference $50.00 per share,
  2,000,000 shares issued and outstanding                    100,000                  100,000
                                                          ----------               ----------
Stockholders' equity:
  Excess stock, $.01 par value, 150,000,000 shares
    authorized, none issued or outstanding                        --                       --
  Common stock, $.01 par value, 250,000,000 shares
    authorized, 68,026,798 and 67,910,434 issued and
    outstanding in 2000 and 1999, respectively                   680                      679
  Additional paid-in capital                               1,076,593                1,067,778
  Dividends in excess of earnings                            (11,670)                 (10,893)
  Unearned compensation                                         (954)                      --
  Accumulated other comprehensive income                       9,528                       --
                                                          ----------               ----------
    Total stockholders' equity                             1,074,177                1,057,564
                                                          ----------               ----------
      Total liabilities and stockholders' equity          $5,539,054               $5,434,772
                                                          ==========               ==========

                            FUNDS FROM OPERATIONS
                         (UNAUDITED AND IN THOUSANDS)

                                                                  THREE MONTHS ENDED     SIX MONTHS ENDED
                                                                       JUNE 30,               JUNE 30,
                                                                 -------------------    -------------------
                                                                  2000        1999       2000        1999
                                                                 ------      ------     ------      -------
Income before minority interests and joint venture income        $55,997     $45,320    $106,220    $ 90,747

Add:
  Real estate depreciation and amortization                       32,497      29,238      64,549      56,787
  Income from unconsolidated joint ventures                          662         229         807         442
Less:
  Minority property partnership's share
    of Funds from Operations                                        (266)       (129)       (490)     (3,291)
  Preferred dividends and distributions                           (8,250)     (8,293)    (16,500)    (15,505)
                                                                 -------     -------    --------    --------
Funds from operations                                            $80,640     $66,366    $154,586    $129,180
                                                                 =======     =======    ========    ========
Funds from operations available to common shareholders           $59,347     $48,673    $113,767    $ 94,343
                                                                 =======     =======    ========    ========
Weighted average shares outstanding - basic                       67,991      65,534      67,973      64,539
                                                                 =======     =======    ========    ========
  Per share - basic                                              $  0.87     $  0.74    $   1.67    $   1.46
                                                                 =======     =======    ========    ========
Weighted average shares outstanding - diluted                     82,583      79,329      81,871      77,563
                                                                 =======     =======    ========    ========
  Per share - diluted                                            $  0.83     $  0.72    $   1.61    $   1.42
                                                                 =======     =======    ========    ========

                             BOSTON PROPERTIES, INC
                               PORTFOLIO OCCUPANCY



                                               OCCUPANCY BY LOCATION
                                        JUNE 30, 2000         DECEMBER 31, 1999
                                        -------------         -----------------

Greater Boston                                  97.8%                     96.7%
Greater Washington, D.C.                        97.2%                     96.4%
Midtown Manhattan                              100.0%                     97.8%
Baltimore, MD                                   99.8%                     99.7%
Richmond, VA                                   100.0%                     98.0%
Princeton/East Brunswick, NJ                    99.8%                     98.9%
Greater San Francisco                           99.1%                     96.4%
Bucks County, PA                               100.0%                    100.0%
                                        -------------         -----------------
     Total Portfolio                            98.5%                     97.1%
                                        =============         =================


                                                  OCCUPANCY BY TYPE
                                        JUNE 30, 2000         DECEMBER 31, 1999
                                        -------------         -----------------
Class A Office Portfolio                        99.4%                     97.7%
R&D Portfolio                                   92.0%                     93.0%
Industrial Portfolio                            90.3%                     90.4%
                                        -------------         -----------------
     Total Portfolio                            98.5%                     97.1%
                                        =============         =================